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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM 8-K

                   CREATION OF A DIRECT FINANCIAL OBLIGATION
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934

                       Date of Report: September 30, 2004
               Date of earliest event reported: September 27, 2004

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                               AMISTAR CORPORATION
             (Exact name of registrant as specified in its Charter)
--------------------------------------------------------------------------------

         CALIFORNIA                    0-13403                  95-2747332
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       file number)           Identification No.)


                                237 VIA VERA CRUZ
                            SAN MARCOS, CA92078-2698
                         (Address of principal executive
                                    offices)

                            AREA CODE (760) 471-1700
                         (Registrant's telephone number,
                              including area code)



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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 27, 2004, Gordon Marshall, a director of the Company, loaned the Company $500,000 on an unsecured basis for working capital purposes. The loan is evidenced by a promissory note providing for an interest rate of 7% per annum with principal and interest due on December 31, 2004. A copy of the promissory note is attached as Exhibit 10. 13 to this report and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

Exhibit 10.13 -Promissory Note for $500,000 dated September 27, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 30, 2004                          Amistar Corporation

                                              By: /s/ Gregory D. Leiser
                                                  --------------------------
                                                  Gregory D. Leiser
                                                  Vice President Finance and
                                                  Chief Financial Officer


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